Exhibit 23.1

[McGLADREY & PULLEN, LLP LOGO]                                       RSM
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Certified Public Accountants                                    international





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports, dated February 11, 2000, relating to the consolidated financial statements of Cone Mills Corporation and subsidiaries for the year ended January 2, 2000. We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.




                                                   /s/ McGLADREY & PULLEN, LLP
                                                   ---------------------------
                                                       McGLADREY & PULLEN, LLP


Greensboro, North Carolina
October 23, 2000